                                  EHHIBIT 99.1

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST
                                     2004-5


                               MARKETING MATERIALS



                             [Graphic Appears Here]



            $113,228,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)



                                POPULAR ABS, INC.
                                    Depositor


                                EQUITY ONE, INC.
                                    Servicer



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                              Co-Lead Underwriters

                               CONTACT INFORMATION



RBS GREENWICH CAPITAL

Trading                                        Banking                                     Structuring
-------                                        -------                                     -----------
Name/Email                 Phone               Name/Email             Phone                Name/Email           Phone
Ron Weibye                 (203) 625-6160      Jim Raezer             (203) 625-6030       John D'Elisa         (203) 618-5605
weibyer@gcm.com                                raezerj@gcm.com                             delisaj@gcm.com

Peter McMullin             (203) 625-6160      Vinu Phillips          (203) 622-5626
peter.mcmullin@gcm.com                         philliv@gcm.com

                                               Michael McKeever       (203) 618-2237
                                               mckeevm@gcm.com


RATING AGENCIES

Standard and Poor's                      Moody's Investor Service                   Fitch Ratings
-------------------                      ------------------------                   -------------
Name/Email             Phone             Name/Email                 Phone           Name/Email                      Phone
Ray Morel              (212) 438-1572    Danise Chui                (212) 553-1022  Mark Zelmanovich                (212) 908-0259
Ray_morel@sandp.com                      Harwai.chui@moodys.com                     Mark.zelmanovich@fitchratings.com



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

The representations and covenants, cashflows and structure with respect to the transaction will comply in all respects with Freddie Mac's Investment Requirements, September 2004 Version. The transaction is not anticipated to be structured as a QSPE.

Equity One will make the following representations with respect to the Mortgage
Loans:

(i) None of the Mortgage Loans are subject to Section 32 under the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

(ii) With respect to each of the Mortgage Loans, the Servicer has fully furnished, and will in the future furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(iii) None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies.

(iv) No Group II-A Mortgage Loan has a prepayment penalty term that extends beyond three years after the date of origination.

(v) No Mortgage Loan is a "high cost home," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(vi) No Group II-A Mortgage Loan which is secured by a property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003. No Group II-A Mortgage Loan that was originated on or after March 7, 2003 which is a "high cost home loan" as defined under the Georgia Fair Lending Act.

(vii) The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single family property located in any state other than the States of Alaska or Hawaii did not exceed $333,700. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska did not exceed $500,550. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $427,150, $516,300 or $641,650, respectively. The stated principal balance at origination for each Group II-A Mortgage Loan that is secured by a two-, three- or four-family property located in the States of Hawaii or Alaska did not exceed $640,725, $774,450 and $ 962,475, respectively.

(viii) With respect to any Group II-A Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Certificates with respect to any Group II-A Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group II-A Mortgage Loan, Equity One will either (i) purchase such Mortgage Loan from the Trust at a price equal to the purchase price for such Mortgage Loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute mortgage loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement.


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                          DATE PREPARED: NOVEMBER 7, 2004

             $113,228,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2004-5


-----------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL        WAL          PYMT WINDOW         EXPECTED RATING      ASSUMED FINAL     INTEREST     PRINCIPAL
CLASS(1,4)   BALANCE ($)   CALL/MAT (5)  (MTHS) CALL/MAT(5)   (MOODY'S/S&P/FITCH)  DISTRIBUTION DATE     TYPE         TYPE
----------   -----------   ------------  ------------------   -------------------  -----------------     ----         ----
AF-1         153,120,000                                          Aaa/AAA/AAA      December 2034    Floating(2)  Senior Sequential
AF-2          33,340,000                                          Aaa/AAA/AAA      December 2034    Fixed(3)     Senior Sequential
AF-3          49,850,000                                          Aaa/AAA/AAA      December 2034    Fixed(3)     Senior Sequential
                                 Not Marketed Hereby
AF-4          45,000,000                                          Aaa/AAA/AAA      December 2034    Fixed(3)     Senior Sequential
AF-5          24,174,000                                          Aaa/AAA/AAA      December 2034    Fixed(3)     Senior Sequential
AF-6          24,000,000                                          Aaa/AAA/AAA      December 2034    Fixed(3)     Senior NAS
AV-1A        113,228,000     3.08 / 3.72   1-107 / 1-237          Aaa/AAA/AAA      December 2034    Floating(2)  Senior

AV-1B         28,308,000                                          Aaa/AAA/AAA      December 2034    Floating(2)  Senior Mez
AV-2          49,104,000                                          Aaa/AAA/AAA      December 2034    Floating(2)  Senior
M-1           40,730,000                                          Aa2/AA/AA        December 2034    Fixed(3)     Subordinate
M-2           33,210,000                                          A2/A/A           December 2034    Fixed(3)     Subordinate
                                Not Marketed Hereby
M-3           $8,460,000                                          A3/A-/A          December 2034    Fixed(3)     Subordinate
M-4           $8,460,000                                          Baa1/BBB+/BBB+   December 2034    Fixed(3)     Subordinate
B-1           $4,700,000                                          Baa2/BBB/BBB     December 2034    Floating(2)  Subordinate
B-2           $4,700,000                                          Baa3/BBB-/BBB-   December 2034    Floating(2)  Subordinate
B-3           $6,270,000       Not Publicly Offered               Ba1/BB+/BB+      December 2034    Floating     Subordinate
TOTAL:      $626,654,000

-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)   See "Net WAC Cap" herein.
(5)   See "Pricing Prepayment Speed" herein.


Depositor:                  Popular ABS, Inc.

Servicer:                   Equity One, Inc. ("EQUITY ONE"), an indirect
                            subsidiary of Popular, Inc.

Co-Lead Underwriters:       Greenwich Capital Markets, Inc. ("RBS GREENWICH
                            CAPITAL") and Friedman, Billings, Ramsey & Co., Inc.

Trustee/Custodian:          JPMorgan Chase Bank.



RBS GREENWICH CAPITAL                                  FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Offered Certificates:       The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates
                            (the "CLASS AF CERTIFICATES") and the Class AV-1A, Class AV-1B (the "CLASS AV-1
                            CERTIFICATES") and Class AV-2 Certificates (the "CLASS AV CERTIFICATES") are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES". The Class M-1,
                            Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE CERTIFICATES". The Offered Subordinate
                            Certificates and the Class B-3 Certificates are together referred to herein as the
                            "SUBORDINATE CERTIFICATES". The Senior Certificates and the Offered Subordinate Certificates
                            are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-3
                            Certificates will not be offered publicly.

Federal Tax Status:         It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:               Close of business October 31, 2004.

Expected Pricing Date:      On or about November [10], 2004.


Expected Closing Date:      On or about November 24, 2004.


Expected Settlement Date:   On or about November 24, 2004.


Distribution Date:          The 25th day of each month (or if not a business day, the next succeeding business day)
                            commencing in December 2004.

Accrued Interest:           The price to be paid by investors for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2,
                            Class B-1 and Class B-2 Certificates will not include accrued interest (settling flat). The
                            Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3
                            and Class M-4 Certificates will settle with accrued interest of 23 days.

Interest Accrual Period:    The interest accrual period for each Distribution Date with respect to the Class AF-1, Class
                            AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first
                            Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                            (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class
                            M-2, Class M-3 and Class M-4 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:          The Offered Certificates are expected to be ERISA eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:          The Offered Certificates are [not] expected to constitute "mortgage related securities" for purposes of SMMEA.



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Servicing Fee:              With respect to each Distribution Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.


Trustee Fee:                With respect to each Distribution Date, the Trustee will be entitled to 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:       The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:   The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                            FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR over 10 months, 20% thereafter)
                            ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:             As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $626,654,222, of which: (i) approximately $436,012,504 consisted of a pool of conforming and nonconforming balance fixed-rate mortgage loans (the "GROUP I MORTGAGE
                            LOANS"), (ii) approximately $141,536,226 consisted of a pool of conforming balance adjustable-rate mortgage loans (the "GROUP II-A MORTGAGE LOANS") and (iii) approximately
                            $49,105,493 consisted of a pool of conforming and non-conforming balance adjustable rate mortgage loans (the "GROUP II-B MORTGAGE LOANS", together with the Group II-A Mortgage
                            Loans, the "GROUP II MORTGAGE LOANS"). The Group I Mortgage Loans and the Group II Mortgage
                            Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:          The "PASS-THROUGH RATE" on each Class of Offered Certificates and Class B-3 Certificates
                            will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC
                            Cap.

Formula Rate:               The "FORMULA RATE" for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1,
                            Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                            The "FORMULA RATE" for each of the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class
                            AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 will be equal to a fixed rate.


Adjusted Net Mortgage Rate: The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Net WAC Cap:                The "NET WAC CAP" with respect to each Distribution Date is a rate equal to:

                                    a)       with respect to the Class AF-1 Certificates, the weighted average Adjusted
                                             Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                                    b)       with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and
                                             Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF
                                             CAP").

                                    c)       with respect to the AV-1A and Class AV-1B Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of
                                             the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                                    d)       with respect to the AV-2 Certificates, the weighted average Adjusted Net
                                             Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                                    e)       with respect to the Class M-1, Class M-2, Class M-3 and Class M-4
                                             Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the
                                             first day of the collection period for such Distribution Date, calculated on a 30/360 basis.

                                    f)       with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the
                                             lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average
                                             Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.



Net WAC Cap Carryover
Amount:                     If on any Distribution Date the Pass-Through Rate for the Class AF-1, Class AV-1A, Class
                            AV-1B, Class AV-2, Class B-1, Class B-2 or Class B-3 Certificates is limited by the related
                            Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such Class is equal to the sum of (i)
                            the excess of (a) the amount of interest that would have accrued on such Class based on the
                            Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related
                            Formula Rate. Any Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Credit Enhancement:         Consists of the following:

                                    1)  Excess Cashflow
                                    2)  Overcollateralization Amount and
                                    3)  Subordination



Excess Cashflow:            The "EXCESS CASHFLOW" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."





RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Overcollateralization
Amount:                     The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the
                            Offered Certificates and Class B-3 Certificates. On the Closing Date, the
                            Overcollateralization Amount will be equal to approximately zero. On each Distribution Date,
                            Excess Cashflow will be used to build O/C until the Targeted Overcollateralization Amount is reached.


Targeted
Overcollateralization
Amount:                     Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of (a) approximately 2.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                            On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of
                            (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of
                            (x) approximately 10.10% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the
                            Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and
                            Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a
                            Trigger Event has occurred on the related Distribution Date, the Targeted
                            Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior
                            Distribution Date).

Stepdown Date:              The earlier to occur of

                           (i)      the Distribution Date on which the aggregate principal balance of the Class A
                                    Certificates has been reduced to zero; and

                           (ii)     the later to occur of

                                    (x)      the Distribution Date occurring in December 2007 and

                                    (y)      the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 39.10%.


Aggregate Class B
Early Distribution
Amount:                     As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class
                            B-2 and Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".



RBS GREENWICH CAPITAL                                  FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Senior Enhancement
Percentage:                 The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution Date is equal to (a) the sum of the aggregate principal balance of the Subordinate Certificates and the Overcollateralization
                            Amount divided by (b) the aggregate principal balance of the Mortgage Loans.



Expected Credit
Support Percentages:          ---------------------------------------------------------------
                                INITIAL CREDIT SUPPORT               EXPECTED CREDIT SUPPORT
                                   ON CLOSING DATE                 ON OR AFTER STEPDOWN  DATE
                              ---------------------------------------------------------------
                                CLASS           PERCENT               CLASS        PERCENT
                              Class A            17.00%             Class A          39.10%
                              Class M-1          10.50%             Class M-1        26.10%
                              Class M-2           5.20%             Class M-2        15.50%
                              Class M-3           3.85%             Class M-3        12.80%
                              Class M-4           2.50%             Class M-4        10.10%
                              Class B-1           1.75%             Class B-1         8.60%
                              Class B-2           1.00%             Class B-2         7.10%
                              Class B-3           0.00%             Class B-3         5.10%
                              ---------------------------------------------------------------


Trigger Event:                A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds
                              [42.00]% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date, for the related Distribution Date are greater than:


------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION DATE OCCURRING IN                               PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------

December 2007-November 2008   [3.00]% (or [3.25]% if the class certificate balances for the Class B-1, Class B-2 and Class
                              B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or
                              1/12th of [2.00] if the class certificate balances for the Class B-1, Class B-2 and Class
                              B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
------------------------------------------------------------------------------------------------------------------------------
December 2008-November 2009   [4.50]% (or [5.25]% if the class certificate balances for the Class B-1, Class B-2 and Class
                              B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.75]% (or
                              1/12th of [1.50] if the class certificate balances for the Class B-1, Class B-2 and Class
                              B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
------------------------------------------------------------------------------------------------------------------------------
December 2009-November 2010   [5.25]% (or [6.75]% if the class certificate balances for the Class B-1, Class B-2 and Class
                              B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.75]% (or
                              1/12th of [1.00] if the class certificate balances for the Class B-1, Class B-2 and Class
                              B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
------------------------------------------------------------------------------------------------------------------------------
December 2010 and thereafter  [6.00]% (or [7.75]% if the class certificate balances for the Class B-1, Class B-2 and Class
                              B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses).
------------------------------------------------------------------------------------------------------------------------------




RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Group II-A Trigger Event:   A "GROUP II-A TRIGGER EVENT" is in effect on any Distribution Date, if (x) cumulative realized losses as a percentage of the aggregate principal balance of the Closing Date
                            Mortgage Loans as of the Cutoff Date, for the related Distribution Date are greater than
                            [3.00]% (or [3.25]% if the class certificate balances for the Class B-1, Class B-2 and Class
                            B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) on any Distribution Date prior to the Stepdown Date or (y) a
                            Trigger Event is in effect on any Distribution Date on or after the Stepdown Date.

Realized Losses:            If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the
                            Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, then to the Class B-2 Certificates, then to the Class B-1
                            Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates and then, in the case of any remaining Realized Losses on the Group II-A Mortgage Loans, to the Class AV-1B
                            Certificates. Realized Losses will not be allocated to any of the Class A Certificates
                            (except for the Class AV-1B Certificates to the limited extent described above).






RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Priority of
Distributions:             Available funds from the Mortgage Loans will be distributed as follows:


                           1)       Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class
                                    M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class
                                    M-4 Certificates, seventh, monthly interest to the Class B-1 Certificates, eighth, monthly interest to the Class B-2 Certificates and ninth to the Class B-3
                                    Certificates.

                           2)       Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal
                                    Paydown", then monthly principal to the Class M-3 Certificates as described under
                                    "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1
                                    Certificates as described under "Principal Paydown", then monthly principal to the
                                    Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                           3)       Excess Cashflow as follows in the following order:

                                    a)     any remaining unpaid interest to the Senior Certificates pro rata.

                                    b)     as principal to the Offered Certificates and Class B-3 Certificates to
                                           build or maintain O/C as described under "Principal Paydown".

                                    c)     any unpaid applied Realized Loss amount to the Class AV-1B Certificates.

                                    d)     any previously unpaid interest to the Class M-1 Certificates.

                                    e)     any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                    f)     any previously unpaid interest to the Class M-2 Certificates.

                                    g)     any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                    h)     any previously unpaid interest to the Class M-3 Certificates.

                                    i)     any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                    j)     any previously unpaid interest to the Class M-4 Certificates.

                                    k)     any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                    l)     any previously unpaid interest to the Class B-1 Certificates.

                                    m)     any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                    n)     any previously unpaid interest to the Class B-2 Certificates.

                                    o)     any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                    p)     any previously unpaid interest to the Class B-3 Certificates.

                                    q)     any unpaid applied Realized Loss amount to the Class B-3 Certificates.


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.






                           4)       Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and
                                    Class B-3 Certificates, pro rata.

                           5)       Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                           6)       Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                           7)       Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                           8)       Any remaining Excess Cashflow to the non-offered certificates (other than the Class
                                    B-3 Certificates) as described in the pooling agreement.

Principal Paydown:

                           1)       Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority:
                                    i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3
                                    Certificates, iv) the Class M-4 Certificates, v) the Class B-1 Certificates, vi) the
                                    Class B-2 Certificates and then, vii) the Class B-3 Certificates.


                           2)       On or after the Stepdown Date and if a Trigger Event is not in effect, all the
                                    Offered Certificates and the Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior
                                    Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least 39.10%
                                    credit enhancement, second to the Class M-1 Certificates such that the Class M-1
                                    Certificates will have at least 26.10% credit enhancement, third to the Class M-2
                                    Certificates such that the Class M-2 Certificates will have at least 15.50% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3
                                    Certificates will have at least 12.80% credit enhancement, fifth to the Class M-4
                                    Certificates such that the Class M-4 Certificates will have at least 10.10% credit enhancement, sixth to the Class B-1 Certificates such that the Class B-1
                                    Certificates will have at least 8.60% credit enhancement, seventh to the Class B-2
                                    Certificates such that the Class B-2 Certificates will have at least 7.10% credit enhancement and eighth to the Class B-3 Certificates such that the Class B-3
                                    Certificates will have at least 5.10% credit enhancement (subject, in each case, to any overcollateralization floors).




RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Class AV-1

 Principal Distribution:    The related share of principal allocable to the Class AV-1 Certificates will be distributed as follows:

                               x) If a Group II-A Trigger Event is not in effect:
                                  To the Class AV-1A and Class AV-1B Certificates, pro-rata, based on current principal balances until their principal balances are paid to zero
                               y) If a Group II-A Trigger Event is in effect:
                                  1) First, to the Class AV-1A Certificates until its principal balance is reduced to zero, and
                                  2) Second, to the Class AV-1B Certificates until its principal balance is reduced to zero.


Class AF Principal
Distribution:               Principal allocated to the Class AF Certificates will be distributed in the following order of priority:

                            1)
                               a) To the Class AF-6 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                                  MONTH        LOCKOUT PERCENTAGE
                                                  -----        ------------------
                                                  1 - 36                0%
                                                 37 - 60               45%
                                                 61 - 72               80%
                                                 73 - 84              100%
                                                 85 - 108             300%

                               b) To the Class AF-6 Certificates, 100% of the principal allocated to the
                                  Class AF Certificates in or after month 109, until its principal balance is reduced to zero.

                            2) Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
                               AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Class AV-1A Yield
Maintenance Agreement:      On the Closing Date, the Trustee is expected to enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-1A Certificates
                            (the "CLASS AV-1A YIELD MAINTENANCE AGREEMENT") as described below. The notional balance of the Class AV-1A Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR exceeds [2.57]%, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV-1A Yield Maintenance Agreement will terminate after the
                            Distribution Date in September 2007. Any payments received from the Class AV-1A Yield
                            Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class
                            AV-1A Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                  ---------------------------------------------------------
                                  CLASS AV-1A YIELD MAINTENANCE AGREEMENT SCHEDULE
                                  ---------------------------------------------------------
                                   PERIOD       NOTIONAL ($)        PERIOD     NOTIONAL ($)
                                  ---------------------------------------------------------
                                      1        [113,228,000]           22      [58,330,527]
                                      2        [109,497,762]           23       [7,341,144]
                                      3        [105,917,407]           24       [7,120,752]
                                      4        [102,476,431]           25       [6,906,480]
                                      5         [99,146,707]           26       [6,698,157]
                                      6         [95,957,668]           27       [6,495,619]
                                      7         [92,878,262]           28       [6,298,707]
                                      8         [89,912,126]           29       [6,107,266]
                                      9         [87,034,859]           30       [5,921,145]
                                     10         [84,243,115]           31       [5,740,196]
                                     11         [81,530,529]           32       [5,564,278]
                                     12         [78,891,416]           33       [5,393,252]
                                     13         [76,474,082]           34       [5,226,982]
                                     14         [74,224,435]
                                     15         [72,037,051]
                                     16         [69,910,215]
                                     17         [67,842,262]
                                     18         [65,831,570]
                                     19         [63,876,563]
                                     20         [61,975,708]
                                     21         [60,127,512]
                                  ----------------------------------------------------------



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Class AV-1B Yield
Maintenance Agreement:      On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-1B Certificates (the
                            "CLASS AV-1B YIELD MAINTENANCE AGREEMENT"). The notional balance of the Class AV-1B Yield
                            Maintenance Agreement on each Distribution Date is set forth in the table below. The
                            Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR exceeds 2.57%, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The
                            Class AV-1B Yield Maintenance Agreement will terminate after the Distribution Date in
                            September 2007. Any payments received from the Class AV-1B Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1B Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.


                                 ---------------------------------------------------
                                 CLASS AV-1B YIELD MAINTENANCE AGREEMENT SCHEDULE
                                 ---------------------------------------------------
                                  PERIOD     NOTIONAL ($)    PERIOD    NOTIONAL ($)
                                 ---------------------------------------------------
                                     1        28,308,000       22       14,583,147
                                     2        27,375,408       23        1,835,351
                                     3        26,480,287       24        1,780,251
                                     4        25,620,013       25        1,726,681
                                     5        24,787,552       26        1,674,598
                                     6        23,990,265       27        1,623,962
                                     7        23,220,386       28        1,574,732
                                     8        22,478,825       29        1,526,870
                                     9        21,759,484       30        1,480,338
                                    10        21,061,523       31        1,435,100
                                    11        20,383,352       32        1,391,119
                                    12        19,723,551       33        1,348,361
                                    13        19,119,196       34        1,306,792
                                    14        18,556,764
                                    15        18,009,899
                                    16        17,478,171
                                    17        16,961,165
                                    18        16,458,474
                                    19        15,969,705
                                    20        15,494,474
                                    21        15,032,409
                                 ---------------------------------------------------


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection
                         with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Class AV-2 Yield
Maintenance Agreement:      On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AV-2 Certificates (the "CLASS
                            AV-2 YIELD MAINTENANCE AGREEMENT"). The notional balance of the Class AV-2 Yield Maintenance
                            Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR exceeds 2.57%, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV-2 Yield
                            Maintenance Agreement will terminate after the Distribution Date in September 2007. Any payments received from the Class AV-2 Yield Maintenance Agreement will be deposited in the
                            Reserve Fund for the benefit of the Class AV-2 Certificates to pay any related unpaid Net
                            WAC Cap Carryover Amounts to the extent not covered by Available Funds.


                                  ----------------------------------------------------
                                  CLASS AV-2 YIELD MAINTENANCE AGREEMENT SCHEDULE
                                  ----------------------------------------------------
                                   PERIOD     NOTIONAL ($)   PERIOD     NOTIONAL ($)
                                  ----------------------------------------------------
                                      1        49,104,000       22       25,296,697
                                      2        47,486,328       23        3,582,376
                                      3        45,933,653       24        3,474,935
                                      4        44,441,422       25        3,370,473
                                      5        42,997,434       26        3,268,910
                                      6        41,614,455       27        3,170,163
                                      7        40,279,019       28        3,074,158
                                      8        38,992,703       29        2,980,816
                                      9        37,744,926       30        2,890,066
                                     10        36,534,235       31        2,801,835
                                     11        35,357,872       32        2,716,055
                                     12        34,213,370       33        2,632,658
                                     13        33,165,047       34        2,551,577
                                     14        32,189,442
                                     15        31,240,838
                                     16        30,318,491
                                     17        29,421,679
                                     18        28,549,698
                                     19        27,701,866
                                     20        26,877,516
                                     21        26,076,003
                                  ----------------------------------------------------


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                     COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                      CLASS AV-1A NET WAC CAP
-------------------------------------------------------------------------------------------------------
                    CLASS AV-1A                         CLASS AV-1A                       CLASS AV-1A
        CLASS AV-1A EFFECTIVE NET          CLASS AV-1A EFFECTIVE NET         CLASS AV-1A  EFFECTIVE NET
          NET WAC        WAC                 NET WAC        WAC                NET WAC         WAC
PERIOD   CAP(1)(3)  CAP(1)(2)(3)   PERIOD   CAP(1)(3)   CAP(1)(2)(3)  PERIOD  CAP(1)(3)   CAP(1)(2)(3)
-------------------------------------------------------------------------------------------------------
   1      6.26245       6.26245      37     11.73655      11.73655      73     12.82958     12.82958
   2      6.26246      14.00000      38     11.35804      11.35804      74     12.41573     12.41573
   3      6.26246      14.00000      39     11.35812      11.35812      75     12.41573     12.41573
   4      6.93344      14.00000      40     12.15013      12.15013      76     13.74600     13.74600
   5      6.26247      14.00000      41     12.02154      12.02154      77     12.41575     12.41575
   6      6.47122      14.00000      42     12.44545      12.44545      78     12.82961     12.82961
   7      6.26247      14.00000      43     12.04404      12.04404      79     12.41576     12.41576
   8      6.47123      14.00000      44     12.44556      12.44556      80     12.82962     12.82962
   9      6.26248      14.00000      45     12.04415      12.04415      81     12.41577     12.41577
  10      6.26248      14.00000      46     12.05223      12.05223      82     12.41577     12.41577
  11      6.47124      14.00000      47     12.61398      12.61398      83     12.82964     12.82964
  12      6.26249      14.00000      48     12.22862      12.22862      84     12.41579     12.41579
  13      6.47124      14.00000      49     12.63626      12.63626      85     12.82965     12.82965
  14      6.26250      14.00000      50     12.22866      12.22866      86     12.41580     12.41580
  15      6.26250      14.00000      51     12.22868      12.22868      87     12.41581     12.41581
  16      6.93349      14.00000      52     13.54780      13.54780      88     13.27207     13.27207
  17      6.26251      14.00000      53     12.33758      12.33758      89     12.41582     12.41582
  18      6.47126      14.00000      54     12.76664      12.76664      90     12.82969     12.82969
  19      6.26252      14.00000      55     12.35482      12.35482      91     12.41583     12.41583
  20      6.47127      14.00000      56     12.76664      12.76664      92     12.82970     12.82970
  21      6.26252      14.00000      57     12.35482      12.35482      93     12.41584     12.41584
  22      6.26253      14.00000      58     12.35745      12.35745      94     12.41585     12.41585
  23      9.06613      11.26012      59     12.79528      12.79528      95     12.82972     12.82972
  24      8.78925      10.98366      60     12.39976      12.39976      96     12.41586     12.41586
  25      9.08238      11.27735      61     12.81309      12.81309      97     12.82973     12.82973
  26      8.78955      10.98514      62     12.39977      12.39977      98     12.41588     12.41588
  27      8.78971      10.98595      63     12.39977      12.39977      99     12.41588     12.41588
  28      9.73163      11.92857      64     13.72832      13.72832      100    13.74616     13.74616
  29      9.88032      12.07798      65     12.39977      12.39977      101    12.41590     12.41590
  30     10.21526      12.41346      66     12.82954      12.82954      102    12.82977     12.82977
  31      9.88602      12.08480      67     12.41569      12.41569      103    12.41591     12.41591
  32     10.21586      12.41525      68     12.82955      12.82955      104    12.82978     12.82978
  33      9.88660      12.08667      69     12.41570      12.41570      105    12.41593     12.41593
  34      9.91104      12.11184      70     12.41571      12.41571      106    12.41593     12.41593
  35     11.67750      11.67750      71     12.82957      12.82957      107    12.82980     12.82980
  36     11.35787      11.35787      72     12.41572      12.41572      108    12.41595     12.41595
-------------------------------------------------------------------------------------------------------

(1) Assumes for period 1 that 6-month LIBOR and 1-month LIBOR are equal to 2.443% and 2.07% respectively and that 6-month LIBOR and 1-month LIBOR are both equal to 20.00% thereafter.
(2) Assumes payments are received from the related yield maintenance agreement.
(3)   Assumes the Pricing Prepayment Speed to call.



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                            EXCESS SPREAD (1)(2)
-------------------------------------------------------------------------------------------------------
                       FWD 6                                     FWD 1      FWD 6
         FWD 1 MONTH   MONTH    STATIC     FORWARD               MONTH      MONTH    STATIC     FORWARD
 PERIOD    LIBOR %    LIBOR %  LIBOR (%)  LIBOR (%)   PERIOD    LIBOR %    LIBOR %  LIBOR (%)  LIBOR (%)
-------------------------------------------------------------------------------------------------------
   1       2.07000    2.44300   2.97407    2.97407      55      4.78800    4.87500   2.86528    2.70042
   2       2.28600    2.56500   2.96555    2.83939      56      4.80700    4.89000   2.88280    2.72725
   3       2.29200    2.66500   2.95543    2.82753      57      4.82300    4.90800   2.86207    2.67245
   4       2.59100    2.77500   3.07795    2.81155      58      4.83600    4.92800   2.86089    2.66009
   5       2.63600    2.84500   2.93020    2.61528      59      4.84700    4.95200   2.87969    2.71278
   6       2.71000    2.92000   2.95780    2.61968      60      4.85500    4.97800   2.85884    2.65875
   7       2.79300    2.99200   2.89707    2.51096      61      4.87500    5.00900   2.87815    2.68778
   8       2.87700    3.06100   2.91862    2.51090      62      4.90900    5.04100   2.85727    2.62548
   9       2.94300    3.12800   2.85620    2.41384      63      4.94200    5.07200   2.85669    2.60702
   10      3.01100    3.19500   2.83454    2.37086      64      4.97400    5.10200   2.91826    2.72606
   11      3.07800    3.26200   2.85071    2.38135      65      5.00500    5.13000   2.85585    2.60490
   12      3.13700    3.32700   2.78971    2.29443      66      5.03500    5.15800   2.87665    2.63408
   13      3.20300    3.39100   2.80718    2.30722      67      5.06400    5.18400   2.85548    2.56853
   14      3.27500    3.45300   2.75550    2.21929      68      5.09100    5.20800   2.87689    2.59881
   15      3.34000    3.51000   2.73932    2.19041      69      5.11700    5.23100   2.85558    2.53227
   16      3.40200    3.56500   2.81859    2.30910      70      5.14200    5.25300   2.85582    2.51439
   17      3.46300    3.61200   2.70609    2.14271      71      5.16500    5.27300   2.87822    2.57382
   18      3.51900    3.63300   2.71764    2.16884      72      5.18700    5.29100   2.85667    2.50589
   19      3.56600    3.63000   2.66857    2.10807      73      5.20800    5.30800   2.87978    2.54006
   20      3.61400    3.65400   2.67389    2.13740      74      5.22700    5.32300   2.85809    2.47072
   21      3.66400    3.68000   2.62637    2.08103      75      5.24400    5.33500   2.85902    2.45368
   22      3.68200    3.70800   2.60439    2.07897      76      5.25900    5.34700   2.92971    2.59944
   23      3.58800    3.74200   3.05337    2.80926      77      5.27300    5.35600   2.86130    2.43539
   24      3.50200    3.80100   3.01095    2.79959      78      5.28500    5.36300   2.88637    2.47488
   25      3.70800    3.88400   3.02541    2.78026      79      5.29500    5.36800   2.86415    2.40340
   26      3.76800    3.94000   3.00023    2.72988      80      5.30300    5.37200   2.89060    2.44605
   27      3.82700    3.99400   2.99482    2.71522      81      5.30900    5.37700   2.87362    2.37943
   28      3.88400    4.04500   3.04435    2.80382      82      5.31200    5.38400   2.88119    2.37078
   29      3.93900    4.09200   2.97354    2.83197      83      5.31400    5.39200   2.91419    2.42776
   30      3.99100    4.13600   2.97596    2.85329      84      5.31400    5.40200   2.89721    2.36085
   31      4.03900    4.17500   2.94583    2.81136      85      5.32000    5.41400   2.93143    2.41171
   32      4.08500    4.21100   2.95150    2.83747      86      5.33300    5.42800   2.90967    2.33392
   33      4.12600    4.24500   2.92145    2.79899      87      5.34700    5.44200   2.91439    2.31679
   34      4.16300    4.27800   2.91246    2.78745      88      5.36000    5.45600   2.97334    2.42736
   35      4.19500    4.31100   2.98142    2.92898      89      5.37400    5.47000   2.92596    2.29657
   36      4.22300    4.34300   2.95822    2.88870      90      5.38700    5.48300   2.96025    2.34610
   37      4.25200    4.37600   2.96193    2.90355      91      5.40100    5.49700   2.94029    2.26417
   38      4.28600    4.41000   2.92737    2.83338      92      5.41400    5.51100   2.97668    2.31588
   39      4.32000    4.44300   2.94134    2.82639      93      5.42800    5.52500   2.95730    2.23210
   40      4.35400    4.47600   2.96899    2.87718      94      5.44100    5.53900   2.96679    2.21650
   41      4.38700    4.50800   2.92539    2.85311      95      5.45400    5.55300   3.00636    2.28515
   42      4.41900    4.53900   2.93530    2.87140      96      5.46800    5.56700   2.98773    2.19839
   43      4.45100    4.57100   2.90926    2.81530      97      5.48200    5.58100   3.02943    2.25581
   44      4.48200    4.60200   2.91923    2.83100      98      5.49500    5.59500   3.01123    2.16685
   45      4.51200    4.63200   2.89293    2.77414      99      5.50900    5.60900   3.02393    2.15089
   46      4.54300    4.66300   2.88470    2.75382      100     5.52300    5.62400   3.13217    2.36667
   47      4.57300    4.69300   2.89795    2.82433      101     5.53700    5.63900   3.05123    2.13216
   48      4.60200    4.72200   2.87748    2.77356      102     5.55100    5.65300   3.09842    2.19618
   49      4.63300    4.75000   2.89404    2.79628      103     5.56500    5.66900   3.08104    2.09993
   50      4.66400    4.77700   2.87354    2.74209      104     5.58000    5.68400   3.13050    2.16598
   51      4.69300    4.80100   2.87171    2.72667      105     5.59400    5.69900   3.11336    2.06660
   52      4.72000    4.82300   2.92666    2.83112      106     5.60900    5.71500   3.13047    2.04959
   53      4.74500    4.84300   2.86831    2.72831      107     5.62400    5.73100   3.18346    2.13343
   54      4.76800    4.86100   2.88589    2.75497
-------------------------------------------------------------------------------------------------------

(1)   Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                BREAKEVEN LOSSES

-------------------------------------------------------------------------------------------------
CLASS                                    M-1                    M-2                        M-3
RATING (S/M/F)                        Aa2/AA/AA               A2/A/A                     A3/A-/A

LOSS SEVERITY                            30                     30                         30
DEFAULT                               24.77 CDR              14.38 CDR                  12.34 CDR
COLLATERAL LOSS                       16.06%                 11.51%                     10.35%

LOSS SEVERITY                            40                     40                         40
DEFAULT                               16.44 CDR              10.17 CDR                   8.84 CDR
COLLATERAL LOSS                       16.77%                 12.00%                     10.79%

LOSS SEVERITY                            50                     50                         50
DEFAULT                               12.29 CDR               7.86 CDR                   6.88 CDR
COLLATERAL LOSS                       17.22%                 12.31%                     11.06%
-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
CLASS                                   M-4                    B-1                        B-2
RATING (S/M/F)                     Baa1/BBB+/BBB+          Baa2/BBB/BBB              Baa3/BBB-/BBB-

LOSS SEVERITY                            30                     30                         30
DEFAULT                               10.46 CDR               9.50 CDR                   8.64 CDR
COLLATERAL LOSS                        9.19%                  8.55%                      7.95%

LOSS SEVERITY                            40                     40                         40
DEFAULT                               7.593 CDR              6.941 CDR                  6.355 CDR
COLLATERAL LOSS                        9.58%                  8.91%                      8.29%

LOSS SEVERITY                            50                     50                         50
DEFAULT                                5.95 CDR               5.47 CDR                   5.03 CDR
COLLATERAL LOSS                        9.82%                  9.14%                      8.51%
-------------------------------------------------------------------------------------------------


ASSUMPTIONS:

--------------------------------------------------------------------------------
1) Run at the Pricing Speed to Maturity

2) Forward LIBOR

3) Triggers are failing

4) 12 month liquidation lag

5) "Break" is the CDR that creates the first dollar of principal loss on the related bond

6) Defaults are in addition to prepayments
--------------------------------------------------------------------------------



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          WEIGHTED AVERAGE LIFE TABLES


CLASS AV-1A TO CALL
------------------------------------------------------------------------------------------
PREPAY SPEED                       50% PPC    75% PPC   100% PPC    125% PPC    150% PPC
==========================================================================================
   WAL (YR)                          6.16      4.18       3.08        2.34        1.81
   MDUR (YR)                         5.33      3.76       2.83        2.19        1.71
   FIRST PRIN PAY                     1          1          1          1           1
   LAST PRIN PAY                     197        141        107         85          70
------------------------------------------------------------------------------------------



CLASS AV-1A TO MATURITY
------------------------------------------------------------------------------------------
PREPAY SPEED                      50% PPC   75% PPC    100% PPC   125% PPC    150% PPC
==========================================================================================
   WAL (YR)                          7.08      4.99       3.72        2.86        2.21
   MDUR (YR)                         5.92      4.33       3.33        2.61        2.05
   FIRST PRIN PAY                     1          1          1          1           1
   LAST PRIN PAY                     337        292        237        193         160
------------------------------------------------------------------------------------------



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       GROUP II-A MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                             MINIMUM         MAXIMUM
                                                                             -------         --------
Scheduled Principal Balance                                 $141,536,226         $25,478       $426,762
Average Scheduled Principal Balance                             $143,546
Number of Mortgage Loans                                             986

Weighted Average Gross Coupon                                     6.991%          4.430%        10.130%
Weighted Average FICO Score                                          636             527            797
Weighted Average Combined Original LTV                            84.96%          14.93%        100.00%

Weighted Average Original Term                                360 months      240 months     360 months
Weighted Average Stated Remaining Term                        358 months      237 months     360 months
Weighted Average Seasoning                                      2 months        0 months      20 months

Weighted Average Gross Margin                                     6.574%          2.500%         8.000%
Weighted Average Minimum Interest Rate                            7.076%          4.625%        10.130%
Weighted Average Maximum Interest Rate                           13.349%         10.430%        18.990%
Weighted Average Initial Rate Cap                                 3.000%          3.000%         3.000%
Weighted Average Subsequent Rate Cap                              1.263%          1.000%         2.000%
Weighted Average Months to Roll                                24 months        4 months      36 months

Maturity Date                                                                 Jul 1 2024     Nov 1 2034
Maximum Zip Code Concentration                                     0.65%      48044



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
CURRENT PRINCIPAL BALANCE          LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
         0.01 -    50,000.00          20        768,214.12       0.54%      7.975        358       66.68        621
    50,000.01 -   100,000.00         252     20,039,667.45      14.16%      7.215        358       83.55        635
   100,000.01 -   150,000.00         344     42,712,460.37      30.18%      6.992        358       85.28        638
   150,000.01 -   200,000.00         189     32,816,088.48      23.19%      7.018        358       86.44        632
   200,000.01 -   250,000.00         106     23,559,961.98      16.65%      6.904        356       85.32        643
   250,000.01 -   300,000.00          53     14,413,775.08      10.18%      6.722        359       83.42        626
   300,000.01 -   350,000.00          18      5,687,489.68       4.02%      6.876        358       83.14        644
   350,000.01 -   400,000.00           3      1,111,806.60       0.79%      7.472        358       87.03        639
   400,000.01 -   450,000.00           1        426,761.79       0.30%      6.750        359       90.00        672
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636


                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
CURRENT GROSS RATE                 LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
   4.000 - 4.499                       1        143,227.54       0.10%      4.430        357       86.75        683
   4.500 - 4.999                       3        443,153.55       0.31%      4.758        359       73.36        702
   5.000 - 5.499                      18      3,520,641.25       2.49%      5.301        357       78.38        668
   5.500 - 5.999                      91     14,213,243.98      10.04%      5.828        359       78.77        652
   6.000 - 6.499                     129     19,276,056.58      13.62%      6.268        358       82.05        647
   6.500 - 6.999                     255     38,108,467.25      26.92%      6.811        358       85.26        641
   7.000 - 7.499                     173     23,937,156.88      16.91%      7.227        358       88.51        636
   7.500 - 7.999                     203     29,389,083.97      20.76%      7.722        357       87.31        621
   8.000 - 8.499                      69      7,986,568.10       5.64%      8.156        358       88.07        611
   8.500 - 8.999                      34      3,869,336.09       2.73%      8.725        358       81.24        609
   9.000 - 9.499                       6        429,432.65       0.30%      9.162        358       80.11        558
   9.500 - 9.999                       3        194,379.74       0.14%      9.654        359       77.75        568
  10.000 -10.499                       1         25,477.97       0.02%     10.130        359       85.00        573
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636


                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
FICO                               LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
525-549                               36      5,241,850.71       3.70%      7.759        358       71.94        539
550-574                               69      8,960,394.85       6.33%      7.356        358       80.63        564
575-599                              111     15,659,422.19      11.06%      7.264        358       82.57        587
600-624                              198     29,098,521.18      20.56%      6.990        358       86.53        613
625-649                              225     31,220,806.59      22.06%      7.027        358       87.06        637
650-674                              154     23,326,353.82      16.48%      6.798        358       85.78        662
675-699                               99     14,101,805.46       9.96%      6.724        356       86.62        685
700+                                  94     13,927,070.75       9.84%      6.678        358       84.32        728
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
COMBINED ORIGINAL LTV              LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
    0.01- 49.99                       15      1,586,206.93       1.12%      7.271        359       41.03        648
   50.00- 54.99                        8      1,094,784.30       0.77%      6.901        359       52.07        611
   55.00- 59.99                       11      1,735,935.76       1.23%      6.761        358       57.54        582
   60.00- 64.99                       14      2,312,024.81       1.63%      6.513        357       61.60        594
   65.00- 69.99                       21      3,134,110.28       2.21%      6.361        358       67.91        627
   70.00- 74.99                       44      6,000,540.17       4.24%      7.048        358       72.28        631
   75.00- 79.99                      115     16,545,018.49      11.69%      6.892        358       77.58        641
   80.00                             205     27,329,199.80      19.31%      6.767        359       80.00        639
   80.01- 84.99                       54      8,042,303.18       5.68%      6.640        358       82.80        630
   85.00- 89.99                      100     14,710,070.19      10.39%      7.113        358       86.43        627
   90.00- 94.99                      194     28,380,208.67      20.05%      7.082        358       90.81        627
   95.00- 99.99                       70     10,787,553.74       7.62%      7.196        355       96.59        646
  100.00                             135     19,878,269.23      14.04%      7.333        358      100.00        655
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636


                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)             LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
240                                    1        247,741.38       0.18%      7.800        237       95.00        678
360                                  985    141,288,484.17      99.82%      6.990        358       84.94        636
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636


                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
STATED REMAINING TERM (MONTHS)     LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
181-240                                1        247,741.38       0.18%      7.800        237       95.00        678
301-360                              985    141,288,484.17      99.82%      6.990        358       84.94        636
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636


                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
FRM/ARM                            LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
ARM                                  986    141,536,225.55     100.00%      6.991        358       84.96        636
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
PRODUCT                            LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
2/28 6 Mo LIBOR ARM                  861    123,165,847.01      87.02%      7.009        358       85.11        635
3/27 6 Mo LIBOR ARM                  125     18,370,378.54      12.98%      6.873        358       83.98        640
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
INTEREST ONLY                      LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Not Interest Only                    986    141,536,225.55     100.00%      6.991        358       84.96        636
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
(MONTHS)                           LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months             273     38,926,112.72      27.50%      7.177        358       84.93        636
Prepay Penalty: 6 months               6        753,198.72       0.53%      6.447        359       82.39        621
Prepay Penalty: 12 months             51      9,661,728.38       6.83%      6.928        358       85.75        640
Prepay Penalty: 24 months            428     59,668,751.48      42.16%      6.978        358       85.10        630
Prepay Penalty: 36 months            228     32,526,434.25      22.98%      6.823        357       84.58        644
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
LIEN                               LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
First Lien                           986    141,536,225.55     100.00%      6.991        358       84.96        636
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
DOCUMENTATION TYPE                 LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
AIV                                   68      9,936,764.61       7.02%      7.438        358       91.29        638
Full Doc                             705     99,387,434.99      70.22%      6.907        358       85.97        629
Lite Doc                              13      2,084,730.92       1.47%      7.185        357       83.51        625
SI                                   200     30,127,295.03      21.29%      7.108        358       79.67        658
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
LOAN PURPOSE                       LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                   565     84,197,056.68      59.49%      6.978        358       84.51        624
Purchase                             306     42,056,423.22      29.71%      7.029        358       85.31        661
Rate/Term Refinance                  115     15,282,745.65      10.80%      6.963        358       86.48        631
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636


RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
PROPERTY TYPE                      LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Condominium                           74     10,121,953.25       7.15%      7.020        358       83.92        644
Duplex                                36      5,666,731.37       4.00%      7.092        358       81.85        643
Quadruplex                            10      1,583,789.19       1.12%      7.833        357       79.94        641
Row Home                               4        241,529.16       0.17%      7.887        359       87.87        600
Single Family                        849    121,844,107.28      86.09%      6.957        358       85.27        635
Townhouse                              4        599,908.68       0.42%      7.160        358       91.36        604
Triplex                                9      1,478,206.62       1.04%      8.110        359       81.20        661
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
OCCUPANCY STATUS                   LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Investor Non-owner                    71      8,502,783.89       6.01%      7.790        358       79.15        658
Primary                              879    127,755,483.48      90.26%      6.944        358       85.34        633
Second Home                           36      5,277,958.18       3.73%      6.842        358       85.28        680
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636



RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
STATE                              LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
Alabama                                2        219,501.71       0.16%      6.927        359       85.32        634
Arizona                               30      3,788,793.65       2.68%      6.885        358       87.06        636
California                            43      9,263,444.73       6.54%      6.546        358       77.75        626
Colorado                              17      2,471,598.56       1.75%      6.769        357       84.76        651
Connecticut                            9      1,235,407.85       0.87%      6.804        358       81.05        617
Delaware                               2        364,549.44       0.26%      6.939        354       83.43        628
Florida                               48      6,484,475.21       4.58%      6.901        358       87.95        640
Georgia                               41      6,092,501.18       4.30%      6.926        358       88.68        637
Idaho                                  5        477,677.85       0.34%      7.244        357       64.71        613
Illinois                              78     13,086,373.43       9.25%      7.045        356       86.98        632
Indiana                               20      1,978,321.78       1.40%      6.834        358       85.64        647
Iowa                                   5        410,483.55       0.29%      7.363        358       92.32        652
Kansas                                21      2,348,544.16       1.66%      7.163        358       83.03        617
Kentucky                               9        946,759.68       0.67%      6.400        359       81.27        650
Maine                                  1         74,659.00       0.05%      6.590        357       78.95        622
Maryland                              31      6,004,725.03       4.24%      6.879        358       83.27        629
Massachusetts                          5      1,437,066.64       1.02%      6.526        358       87.46        652
Michigan                             136     18,025,465.47      12.74%      6.849        358       84.04        648
Minnesota                             26      4,137,870.58       2.92%      7.096        358       88.78        650
Missouri                              49      5,696,015.69       4.02%      6.909        358       86.45        628
Montana                                6      1,073,994.49       0.76%      7.539        358       89.70        645
Nebraska                               2        181,878.56       0.13%      7.439        357       88.58        653
Nevada                                18      3,117,256.44       2.20%      6.840        359       79.02        648
New Hampshire                          1        207,245.69       0.15%      6.130        357       69.35        571
New Jersey                            21      4,140,221.83       2.93%      7.596        359       82.02        643
New Mexico                             2        433,322.38       0.31%      6.712        358       87.40        631
New York                              19      3,898,112.97       2.75%      7.263        359       69.31        610
North Carolina                        91     13,051,979.71       9.22%      7.182        357       89.99        639
North Dakota                           5        739,021.50       0.52%      7.236        359       89.49        671
Ohio                                  64      7,884,604.49       5.57%      7.153        358       86.54        632
Oklahoma                               1        151,280.22       0.11%      7.630        359      100.00        669
Oregon                                 6      1,039,136.88       0.73%      6.291        357       90.48        643
Pennsylvania                          47      4,880,912.71       3.45%      7.279        358       80.83        618
Rhode Island                           5        847,804.61       0.60%      6.638        359       75.35        647
South Carolina                        15      1,943,451.23       1.37%      7.235        358       93.09        617
South Dakota                          13      1,447,820.24       1.02%      7.607        358       91.64        615
Tennessee                             19      2,275,489.96       1.61%      7.002        358       83.49        632
Virginia                              17      2,309,808.83       1.63%      6.881        358       90.33        633
Washington                             7        884,410.57       0.62%      6.497        358       80.58        646
Wisconsin                             49      6,484,237.05       4.58%      7.173        358       85.80        642
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636




RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
GROSS MARGIN                       LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
   2.500 - 2.999                       1        142,246.42       0.10%      6.180        357       84.00        618
   4.000 - 4.499                       1        231,701.37       0.16%      4.625        360       66.29        723
   5.000 - 5.499                       7      1,354,675.54       0.96%      5.793        357       78.23        655
   5.500 - 5.999                      97     15,207,521.57      10.74%      6.507        357       82.67        637
   6.000 - 6.499                      97     15,074,669.62      10.65%      6.491        358       82.91        649
   6.500 - 6.999                     629     88,435,173.45      62.48%      7.069        358       86.16        635
   7.000 - 7.499                      79     10,290,420.80       7.27%      7.247        358       86.57        640
   7.500 - 7.999                      71     10,210,485.16       7.21%      7.717        358       80.89        620
   8.000 - 8.499                       4        589,331.62       0.42%      7.440        356       83.10        590
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636



                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
MINIMUM INTEREST RATE              LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
   4.500 - 4.999                       1        231,701.37       0.16%      4.625        360       66.29        723
   5.000 - 5.499                       4      1,026,826.12       0.73%      5.407        358       78.90        667
   5.500 - 5.999                      49      7,156,235.51       5.06%      5.807        359       78.84        651
   6.000 - 6.499                      78     11,948,630.90       8.44%      6.231        358       80.62        656
   6.500 - 6.999                     340     52,160,831.57      36.85%      6.532        358       84.21        642
   7.000 - 7.499                     183     25,223,407.28      17.82%      7.181        358       88.67        639
   7.500 - 7.999                     218     31,143,286.99      22.00%      7.694        357       86.12        622
   8.000 - 8.499                      71      8,435,139.97       5.96%      8.107        358       87.91        609
   8.500 - 8.999                      32      3,560,875.48       2.52%      8.702        358       83.44        610
   9.000 - 9.499                       6        429,432.65       0.30%      9.162        358       80.11        558
   9.500 - 9.999                       3        194,379.74       0.14%      9.654        359       77.75        568
  10.000 -10.499                       1         25,477.97       0.02%     10.130        359       85.00        573
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636




RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of
                Greenwich Capital Markets, Inc. and has not been
            independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
        Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
MAXIMUM INTEREST RATE              LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                        1        143,227.54       0.10%      4.430        357       86.75        683
10.500 - 10.999                        3        443,153.55       0.31%      4.758        359       73.36        702
11.000 - 11.499                       18      3,497,858.67       2.47%      5.407        357       77.78        662
11.500 - 11.999                       53      8,314,977.60       5.87%      5.844        358       80.95        669
12.000 - 12.499                       73     11,070,587.27       7.82%      6.216        357       82.91        647
12.500 - 12.999                      182     28,080,451.25      19.84%      6.575        358       85.79        637
13.000 - 13.499                      187     26,429,899.57      18.67%      6.950        358       87.30        637
13.500 - 13.999                      259     37,249,876.73      26.32%      7.336        357       86.29        630
14.000 - 14.499                      104     12,462,173.00       8.80%      7.778        358       86.42        629
14.500 - 14.999                       80     10,418,002.43       7.36%      8.058        358       83.47        619
15.000 - 15.499                        9      1,025,457.13       0.72%      8.461        358       82.20        617
15.500 - 15.999                        4        250,243.70       0.18%      9.405        358       76.02        571
16.000 - 16.499                        3        218,771.88       0.15%      9.255        359       76.16        556
16.500 - 16.999                        3        494,333.12       0.35%      6.725        359       57.45        641
17.000 - 17.499                        1        169,733.96       0.12%      7.250        359       68.00        591
17.500 - 17.999                        4        959,017.54       0.68%      7.935        359       65.63        621
18.500 - 18.999                        2        308,460.61       0.22%      8.990        359       55.80        598
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636



                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
INITIAL PERIODIC RATE CAP          LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
3.000                                986    141,536,225.55     100.00%      6.991        358       84.96        636
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636



                                                                                    WEIGHTED
                                                                         WEIGHTED    AVERAGE    WEIGHTED
                                                   CURRENT      PCT BY    AVERAGE     STATED     AVERAGE   WEIGHTED
                                    # OF         PRINCIPAL        CURR      GROSS  REMAINING    COMBINED    AVERAGE
SUBSEQUENT PERIODIC RATE CAP       LOANS           BALANCE    PRIN BAL     COUPON       TERM    ORIG LTV       FICO
---------------------------------------------------------------------------------------------------------------------
1.000                                483     71,754,849.23      50.70%      6.892        358       83.19        642
1.500                                475     65,147,478.54      46.03%      7.129        358       87.53        632
2.000                                 28      4,633,897.78       3.27%      6.584        359       76.34        598
---------------------------------------------------------------------------------------------------------------------
TOTAL                                986    141,536,225.55     100.00%      6.991        358       84.96        636




RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY